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                                                                   EXHIBIT 10.59



                                                       June 14, 1999


Mr. Eric G. Walters
167 Monument Street
Concord, MA 01742


            Re: Amendment of Employment Agreement
                ---------------------------------

Dear Eric,

This letter agreement serves to further amend the employment agreement dated as of June 1, 1991, by and between you and PolyMedica Industries, Inc. (the "Company"), as amended by certain letter agreements dated as of December 5, 1991; March 18, 1993; March 31, 1994; April 11, 1995; April 3, 1996; July 1,
1997; July 1, 1998; and September 22, 1998 (together, the "Employment
Agreement").

         TERM OF EMPLOYMENT. The Employment Period, as defined in Section 2 of the Employment Agreement, is extended to May 31, 2001.

         SALARY. The Base Salary, as defined in Section 3.1. of the Employment Agreement, shall be increased to $179,388 effective June 10, 1999.

If the foregoing is acceptable to you, please indicate your agreement by signing a copy of this letter agreement and returning it to the undersigned.




                                                              Very truly yours,


                                           /s/ Steven J. Lee
                                           ------------------------------------
                                           Steven J. Lee
                                           Chairman and Chief Executive Officer



ACCEPTED AND AGREED TO:


/s/ Eric G. Walters
--------------------------------
Eric G. Walters